UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2006

HARLEYSVILLE NATIONAL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

483 Main Street, Harleysville, Pennsylvania		19438
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-256-8851

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1)
On November 9, 2006, the board of directors of Harleysville National Corporation approved amendments to the Harleysville National Corporation 2004 Omnibus Stock Incentive Plan (the “Plan”) (i) to add a methodology for determining the “fair market value” of stock subject to option grants that reflects executive compensation disclosure rules recently adopted by the Securities and Exchange Commission, (ii) to add an express provision setting forth the limit on the number of shares for which options can be granted to any employee during any calendar year, and (iii) add a technical clarifying amendment to the provisions relating to exercisability of stock appreciation rights. The first amendment referred to above permits the board of directors to determine the “fair market value” of stock or any options or rights with respect thereto, or other awards under the Plan, by the closing market price as of the date of grant or other determination. For this purpose, “closing market price” means the price at which the stock was last sold in the principal United States market for the stock as of the date for which the closing market price is determined. The second amendment referred to above provides that, from the effective date of the plan, the aggregate number of shares of stock that may be represented by awards granted to any employee during any calendar year shall not exceed 50,000 shares (whether the awards are settled in shares of stock, cash, or any combination of stock and cash).

For further information, please refer to the copy of the 2004 Omnibus Stock Incentive Plan filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit 99.1: Harleysville National Corporation 2004 Omnibus Stock Incentive Plan amended and restated effective November 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       HARLEYSVILLE NATIONAL CORPORATION

Dated: November 15, 2006                /s/ George S. Rapp
       George S. Rapp, EVP and Chief Financial Officer

EXHIBIT INDEX

Page

Exhibit 99.1 Harleysville National Corporation 2004 Omnibus Stock Incentive Plan amended and restated effective November 9, 2006.	5